Exhibit 99.1

HEALTHCARE TRUST, INC. 4 th Quarter 2018 Investor Presentation

2 2 Executive Summary » Healthcare Trust Inc . (“HTI” or the “Company”) has a $ 2 . 6 billion healthcare real estate portfolio focused on two strong and healthy segments – Medical Office Buildings (“MOB”) and Senior Housing Operating Properties (“SHOP”) ▪ These two segments represent over 90 % of HTI’s net operating income (1)(2) » Medical Office continues to be a strong performer within the HTI portfolio, with predictable and stable rent payments along with contractual rent increases » The Company’s SHOP portfolio continues to be aggressively managed by our senior housing management team to enhance the value of this portfolio ▪ Successful transitions of select triple - net senior housing properties to an operational SHOP structure ▪ Monitoring and driving occupancy across the SHOP portfolio ▪ Replacement of underperforming operators ▪ Selective acquisitions and dispositions » HTI successfully closed on one single - tenant MOB and two single - tenant, triple - net hospitals for an aggregate purchase price of approximately $ 52 million in Q 4 2018 » Additionally, the Company successfully closed on the sale of the eight Missouri Skilled Nursing Facility (“SNF”) Properties for an aggregate purchase price of approximately $ 28 million in Q 4 2018 (1) NOI, or net operating income, is a non - GAAP measure. See page 11 of this presentation for a detailed reconciliation schedule of NOI. (2) Based on full - year 2018 net operating income.

3 PROPERTIES Medical Office Buildings 111 Senior Housing – Operating 58 Senior Housing – NNN 4 Post - Acute Care/Skilled Nursing 9 Hospitals 6 Land 2 Development 1 MOB Senior Housing – Operating Senior Housing – NNN (1) Post Acute/ Skilled Nursing (1) Hospitals (1) Percentage Leased 88.4% 85.7% 100.0% 100.0% 90.7% Weighted Avg. Remaining Lease Term 4.8 Years N/A 12.0 Years 9.7 Years 7.4 Years 191 Properties $2.6 Billion Invested 9.1 Million Rentable Square Feet (1) Revenues for our triple - net leased (“NNN”) healthcare facilities generally consist of fixed rental amounts (subject to annual co ntractual escalations) received from our tenants in accordance with the applicable lease terms and do not vary based on the underlying operating performance of the properties. 3 Portfolio Snapshot (as of December 31, 2018)

$125 $141 $0 $20 $40 $60 $80 $100 $120 $140 $160 FY 2017 FY 2018 NOI 4 Portfolio Overview (Full Year 2018) Net Operating Income (1) NOI Split by Asset Type (1)(2) MOB Portfolio ▪ Acquired 12 MOB properties and one land parcel for an aggregate contract purchase price of approximately $ 72 million SHOP Portfolio ▪ During 2018 , management successfully transitioned six NNN properties to an operating SHOP structure ▪ These six properties, in addition to the 12 NNN properties that were transitioned in 2017 , contributed an additional $ 4 . 5 million in NOI in 2018 NNN Portfolio ▪ Acquired two triple - net leased hospitals for an aggregate contract purchase price of approximately $ 46 million ▪ Disposed of eight SNF properties for an aggregate contract sales price of approximately $ 28 million (1) NOI, or net operating income, is a non - GAAP measure. See page 11 of this presentation for a detailed reconciliation schedule of NOI. (2) MOB – Medical Office Building; SHOP – Senior Housing Operating Property; NNN – Triple - Net Lease Property. Portfolio Commentary (1)(2) 49% 44% 7% MOB SHOP NNN $141 million ($ in millions)

5 Prior Credit Facility New Credit Facility Revolver $565 million $480 million Term Loan $ ⎻⎻ $150 million Total Commitments $565 million $630 million Maturity Date March 2019 March 2024 (1) Weighted - Average Effective Rate per annum (2) 4.62% 4.61% HTI continues to manage its capital structure and the Company successfully upsized and extended its corporate credit facility in March 2019 (1) Revolving portion of the New Credit Facility matures March 2023, subject to a one - year extension option, while the Term Loan por tion matures March 2024. (2) Rates as of the closing date of the New Credit Facility. Credit Facility Recast » In March 2019 , HTI amended and restated the Prior Credit Facility by entering into the New Credit Facility which includes several improved terms including increased total commitments, extended maturity term, and a lower effective interest rate New Credit Facility • Increased total commitments to $ 630 million, representing a $ 65 million increase over the Prior Credit Facility • Extended the term to 2024 (1) • Introduced a $ 150 million Term Loan component

6 Debt Capitalization ($mm) MOB Loan $250 Multi - Property CMBS Loan $119 Other Mortgage Loans $102 Total Mortgage Debt $471 Fannie Mae Master Credit Facilities $359 Prior Credit Facility $243 Credit Facilities $602 Total Debt $1,073 Key Capitalization Metrics ($mm) Total Debt $1,073 Less: Cash and cash equivalents $77 Net Debt (1) $996 Gross Asset Value (2) $2,579 Net Debt / Gross Asset Value 38.6% Credit Facilities ▪ As of December 31 , 2018 , the unused borrowing capacity under the Prior Credit Facility was $ 17 . 8 million ▪ The Fannie Mae Master Credit Facilities are made up of two facilities provided by KeyBank and Capital One, and the combined facility is secured by mortgages on 22 senior housing properties ▪ The Credit Facilities’ weighted - average interest rate was 4 . 76 % as of December 31 , 2018 Mortgage Debt ▪ On April 10 , 2018 , HTI entered into a $ 119 million Multi - Property CMBS Loan with KeyBank . This loan locked in a fixed interest rate of 4 . 60 % with a 10 - year term through 2028 . ▪ The weighted - average interest rate of the total mortgage debt was 4 . 48 % as of December 31 , 2018 (1) Net Debt is defined as total gross debt minus cash and cash equivalents. Excludes $14 million of restricted cash as of Decemb er 31, 2018. (2) Gross Asset Value represents the total real estate investments, at cost, assets held for sale at carrying value, net of gross ma rket lease intangible liabilities. Capital Structure Overview (as of December 31, 2018)

Corporate Initiatives Deploy Additional Capital ▪ HTI will continue to focus on the sectors in healthcare that we find most attractive, particularly medical office and senior housing, and is actively pursuing the acquisition of high - quality properties in these sectors Actively Manage Assets to Optimize Profitability Management continues to actively manage the portfolio, which includes : ▪ Incremental leasing activity ▪ Transition select triple - net properties to an operational SHOP structure ▪ Replace underperforming managers ▪ Replace tenants for improved earnings and value Maintain Strong Balance Sheet HTI has a conservative leverage profile to support its real estate portfolio : ▪ Net leverage remains under 40% (1) ▪ In March 2019 , HTI amended and restated its existing credit facility - Total commitments upsized to $ 630 million, a $ 65 million increase - Loan maturity extended five years to 2024 , subject to Company’s one - year extension option on the revolver portion 7 (1) Based on net debt divided by gross asset value. See page 6 for additional details.

Healthcare Market Overview 8 x Medical office fundamentals remain healthy . x Medical office remains an attractive sector with stable cap rates, minimal direct government reimbursement exposure and growing demand from tenants and investors . x Senior housing is expecting some growth in supply, however, acceleration in aging demographics should provide a strong tailwind to this segment along with all other Healthcare REIT sectors . x We remain cautious on skilled nursing facilities as many operators are facing difficulties with government reimbursements . x HTI continues to focus on local markets where supply/demand fundamentals are attractive .

Organizational Leadership Katie Kurtz Chief Financial Officer, Secretary, and Treasurer Ms . Kurtz currently serves as the Chief Financial Officer, Treasurer and Secretary of the Company . Ms . Kurtz is also Senior Vice President, Finance for AR Global Investments, LLC (“AR Global”), the parent of the Company’s sponsor . She is a certified public accountant in New York State, holds a B . S . in Accountancy and a B . A . in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University . Leslie D. Michelson Non - Executive Chairman, Audit Committee Chair Mr . Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer - based primary care medical practice management company since April 2007 . Mr . Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013 . David Ruggiero Vice President, Acquisitions Mr . Ruggiero currently serves as Vice President with a primary focus on acquisitions . Mr . Ruggiero has over 20 years of commercial real estate experience and has advised on over $ 3 billion in healthcare real estate dispositions, acquisitions and financings . He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University . 9 Trent Taylor Vice President, Asset Management Mr . Taylor currently serves as Vice President with a primary focus on asset management and leasing . Mr . Taylor has over 12 years of commercial real estate and development experience . He earned an MS in Real Estate from New York University and BA in Accounting & Finance from the University of Central Florida . Michael Weil Chief Executive Officer Mr . Weil was named Healthcare Trust Inc . ’s chief executive officer on August 23 , 2018 , which went into effect on September 12 , 2018 . He is a founding partner of AR Global, and has served as a leading executive and board member on several publicly - traded and non - traded real estate companies . Additionally, he previously served as the Senior VP of sales and leasing for American Financial Realty Trust . Mr . Weil also served as president of the Board of Directors of the Real Estate Investment Securities Association . John Rimbach President of Healthcare Facilities Mr . Rimbach brings a strong expertise in senior housing management which he established over a 30 - year career . For the last 10 years, Mr . Rimbach served as President/CEO and Founder of WESTLiving, LLC, where he provided overall leadership and strategic direction for this large senior housing portfolio . Prior to that, Mr . Rimbach served as COO of AF Evans Company Inc . from 1999 to 2008 , and was the Development Director of NCB Development Corporation from 1993 to 1999 .

Supplemental Information Share Repurchase Program (“SRP”) : ▪ Under the Company’s amended and restated SRP, subject to certain conditions, only repurchase requests made following the death or qualifying disability of stockholders that purchased shares of the Company’s common stock or received their shares from the Company (directly or indirectly) through one or more non - cash transactions would be considered for repurchase . In cases of requests for death and disability, the repurchase price is equal to then - current Estimated Per - Share NAV at the time of repurchase . ▪ Under the SRP, repurchases of shares of the Company's common stock, when requested, are at the sole discretion of the Board and generally are made semiannually (each six - month period ending June 30 or December 31 , a “fiscal semester”) . Repurchases for any fiscal semester are limited to a maximum of 2 . 5 % of the weighted average number of shares of common stock outstanding during the previous fiscal year (the "Prior Year Outstanding Shares"), with a maximum for any fiscal year of 5 . 0 % of the Prior Year Outstanding Shares . In addition, the Company is only authorized to repurchase shares in a given fiscal semester up to the amount of proceeds received from its DRIP in that same fiscal semester . The Company’s SRP and any share repurchases are at the sole discretion of the board . ▪ We suspended the SRP during the pendency of a tender offer which commenced on March 13 , 2018 . On June 29 , 2018 , we announced that the Board unanimously determined to reactivate the SRP, effective June 30 , 2018 . In connection with reactivating the SRP, the Board approved all repurchase requests received during the period from January 1 , 2018 through the suspension of the SRP on March 13 , 2018 . Accordingly, 155 , 904 shares were repurchased on July 31 , 2018 for $ 3 . 2 million at an average price per share of $ 20 . 25 , representing 100 % of the repurchase requests made following the death or qualifying disability of stockholders during the period from January 1 , 2018 through the suspension of the SRP on March 13 , 2018 . No repurchase requests received during the SRP suspension were accepted . ▪ On January 28 , 2019 , the Board approved an amendment to the Company’s existing SRP changing the date on which any repurchases are to be made in respect of requests made during the period commencing March 13 , 2018 up to and including December 31 , 2018 to no later than March 31 , 2019 , rather than on or before the 31 st day following December 31 , 2018 . This SRP amendment became effective on January 30 , 2019 . All other terms of the SRP remain in effect, including that repurchases pursuant to the SRP are at the sole discretion of the Board . 10

Reconciliation of Non - GAAP Metrics: NOI 11 Net Operating Income (NOI) Reconciliation Schedule Year Ended 12/31/2017 Year Ended 12/31/2018 ($ in thousands) MOB NNN SHOP MOB NNN SHOP Rental Income $ 67,390 $ 21,023 $ 6,739 $ 95,152 $ 79,210 $ 23,484 $ 14 $ 102,708 Operating Expense Reimbursements 15,460 1,146 (1) 16,605 19,893 965 - 20,858 Resident Services and Fee Income ___ - ____ - 199,416 199,416 ____ - ____ - 238,840 238,840 Total Revenues 82,850 22,169 206,154 311,173 99,103 24,449 238,854 362,406 Property operating and maintenance 24,137 12,789 149,351 186,277 30,295 13,777 176,925 220,997 Net Operating Income (NOI) $ 58,713 $ 9,380 $ 56,803 124,896 $ 68,808 $ 10,672 $ 61,929 141,409 Impairment Charges (18,993) (20,655) Operating Fees to Related Parties (22,257) (23,071) Acquisitions and Transaction Related (2,986) (302) General and Administrative (15,673) (17,275) Depreciation and Amortization (77,641) (83,212) Interest Expense (30,264) (49,471) Interest and Other Income 306 23 Loss on Non - Designated Derivatives (198) (157) Gain (Loss) on Sale of Real Estate Investment 438 (70) Gain on Asset Acquisition 307 - Income Tax Expense (647) (197) Net Income Attributable to Non - Controlling Interests 164 216 Net Loss Attributable to Stockholders $ (42,548) $ (52,762)

Important Information Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the SEC on March 14 , 2019 . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements . 12

Risk Factors Our potential risks and uncertainties are presented in the section titled “Item 1 A . Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31 , 2018 and updated in our Quarterly Reports on Form 10 - Q from time to time . The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward looking statements : • Certain of our executive officers and directors are also officers, managers, employees or holders of a direct or indirect controlling interest in Healthcare Trust Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"), the parent of our sponsor . As a result, certain of our executive officers and directors, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by affiliates of AR Global and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions that adversely affect us . • Due to a dispute with the developer, we have funded excess development costs at our development property in Jupiter, Florida and have not yet received any rental income from the property . There can be no assurance as to when we will begin to generate cash from this investment, if at all . • Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of AR Global, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders . • Although we intend to seek a listing of our shares of common stock on a national stock exchange when we believe market conditions are favorable to do so, there is no assurance that our shares of common stock will be listed . No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • We focus on acquiring and owning a diversified portfolio of healthcare - related assets located in the United States and are subject to risks inherent in concentrating investments in the healthcare industry . • If our Advisor loses or is unable to obtain qualified personnel, our ability to continue to achieve our investment strategies could be delayed or hindered . • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of licensure or failure to obtain licensure could result in the inability of tenants to make lease payments to us . • We are depending on our Advisor to select investments and conduct our operations . Adverse changes in the financial condition of our Advisor and its affiliates or our relationship with our Advisor could adversely affect us . • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . 13

Risk Factors (Continued) • Our revenue is dependent upon the success and economic viability of our tenants, as well as our ability to collect rent from defaulting tenants, which has and may continue to adversely impact our results of operations, and replace them with new tenants, which we may not be able to do on a timely basis, or at all . • We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater than we anticipate, which may impact our results of operations . • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions . • Provisions in our revolving credit facility (our "Revolving Credit Facility") and the related term loan facility (our "Term Loan"), which together comprise our senior secured credit facility (our "New Credit Facility"), currently restrict us from increasing the rate we pay distributions to our stockholders, and there can be no assurance that we will be able to continue paying distributions at the current rate, or at all . • We have not generated, and in the future may not generate, operating cash flows sufficient to fund all of the distributions we pay to our stockholders, and, as such, we may be forced to fund distributions from other sources, including borrowings, which may not be available on favorable terms, or at all . • Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital available for other purposes, including investment in properties and other permitted investments and may negatively impact the value of our stockholders' investment . • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time . • We are subject to risks associated with changes in general economic, business and political conditions including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lending, capital and financing markets . • We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cash available for distributions . • The offering price and repurchase price for our shares under our distribution reinvestment plan ("DRIP") and our share repurchase program (as amended, the "SRP") may not, among other things, accurately reflect the value of our assets and may not represent what a stockholder may receive on a sale of the shares, what they may receive upon a liquidation of our assets and distribution of the net proceeds or what a third party may pay to acquire us . 14

HealthcareTrustInc.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com